WCM Focused International Growth Fund

Investor Class Shares – WCMRX
Institutional Class Shares – WCMIX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 31, 2023, to the

Summary Prospectus dated September 1, 2022.

Effective March 31, 2023 (the “Effective Date”), Peter J. Hunkel will retire and no longer serve as a portfolio manager of the WCM Focused International Growth Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Summary Prospectus to Mr. Hunkel as a portfolio manager of the Fund are hereby deleted. Sanjay Ayer, CFA, Paul R. Black, Michael B. Trigg, and Jon Tringale will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.